Exhibit 10.15

CONSENT AND AMENDMENT AGREEMENT

This Consent and Amendment Agreement is made as of the 30th day of September, 2014 (“Agreement”), among PishPosh, Inc., a Nevada corporation (the “Company”), and a Majority in Interest of the Purchasers hereto who are “Purchasers” under certain Securities Purchase Agreements with the Company dated July 2, 2014 (“Securities Purchase Agreements”), Registration Rights Agreements (“Registration Rights Agreement”) and other documents for the sale by the Company of Preferred Stock (“Preferred Stock”) and Warrants (“Warrants”).

WHEREAS, pursuant to the terms of the Registration Rights Agreement, the Company is required to file the registration statement on the 90th calendar day following the initial Closing Date; and

WHEREAS, the Company is in need of an additional forty-five (45) calendar days to file the registration statement; and

WHEREAS, any agreement to an extension to file the registration statement may be approved by a Majority in Interest of the Purchasers as described in Section 5.5 of the Securities Purchase Agreement.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.          Upon the execution of this Agreement by a Majority in Interest of the Purchasers, the definition of Filing Date in Section 1 of the Registration Rights Agreement is deleted in its entity and is replaced with the following:

“Filing Date” means (i) with respect to the Initial Registration Statement required hereunder, the 135th calendar day following the Initial Closing Date (i.e. November 13, 2014), and (ii) with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), 30 Business Days after the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities; provided, however, that any Registration for a Dilutive Issuance is not required to filed before the 30th calendar day following the Dilutive Issuance.”

2.          Upon the execution of this Agreement by a Majority in Interest of the Purchasers, the definition of Effectiveness Date in Section 1 of the Registration Rights Agreement is deleted in its entity and is replaced with the following:

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 225th calendar day following the Initial Closing Date and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the tenth Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Business Day, then the Effectiveness Date shall be the next succeeding Business Day.”

3.          All other terms of the Transaction Documents shall remain unamended and in full force and effect.

4.          This Agreement constitutes the entire agreement among the parties, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

5.          This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may also be executed by either party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"

PISHPOSH, INC.

a Nevada corporation

By:
Its:

“PURCHASERS”

/s/ Konrad Ackermann	/s/ Nachum Stein
ALPHA CAPITAL ANSTALT ($1,000,000)	AMERICAN EUROPEAN INSURANCE
COMPANY (($125,000)

NACHUM STEIN ($125,000)	RR INVESTMENT 2012 LP ($250,000)

CURBER INTERNATIONAL LTD. ($300,000)	RACHEL CHITRIK PUREC ($50,000)

/s/Abraham Belsky
ABRAHAM BELSKY ($50,000)	MORRIS FUCHS ($100,000)

/s/Willy Beer	/s/ Asher J. Berliner
2004 LEON SCHARF IRREVOCABLE TRUST	ASHER J. BERLINER ($250,000)
($100,000)

JACOB FRIEDMAN ($75,000)	BARRY HONIG ($175,000)

BIRCHTREE CAPITAL LLC ($112,500)	MELECHDAVID, INC. ($80,000)

POINT CAPITAL, INC. ($100,000)	HOCH FAMILY EQUITIES LLC ($75,000)

BEBE, LLC ($32,500)